Exhibit 99.2

Salin Bancshares, Inc.

Condensed Consolidated Financial Statements

September 30, 2018

Salin Bancshares, Inc.

September 30, 2018

Salin Bancshares, Inc.

Condensed Consolidated Balance Sheets

September 30, 2018 (Unaudited) and December 31, 2017

Assets

	September 30,	December 31,
	2018	2017

Cash and due from banks	$14,340,762	$15,016,166
Interest-bearing demand deposits in other banks	34,598,788	25,668,379

Cash and cash equivalents	48,939,550	40,684,545
Interest-bearing time deposits	6,403,000	4,397,000
Trading securities - marketable equity securities - mutual funds	466,210	481,279
Available-for-sale securities	231,428,037	174,550,047
Held-to-maturity securities (fair value of $130,297 and $157,518 at September 30, 2018 and December 31, 2017, respectively)	120,865	143,604
Loans held for sale	487,474	1,514,495
Loans, net of allowance for loan losses of $8,341,542 and $7,549,079 at September 30, 2018 and December 31, 2017, respectively	595,256,595	611,047,959
Premises and equipment	16,990,735	17,699,595
Federal Reserve and Federal Home Loan Bank stock	3,570,700	3,570,700
Interest receivable	3,289,022	2,865,616
Other assets	17,105,947	19,973,354

Total assets	$924,058,135	$876,928,194

Liabilities
Deposits
Noninterest-bearing	$192,770,171	$184,511,990
Interest-bearing	554,516,487	484,736,807

Total deposits	747,286,658	669,248,797
Borrowings	92,416,060	118,614,427
Interest payable	639,948	216,765
Other liabilities	3,415,014	4,657,105

Total liabilities	843,757,680	792,737,094

Commitments and Contingencies

Stockholders’ Equity

Salin Bancshares Inc. stockholders equity
Preferred stock, $20 par value
Authorized and unissued - 486,829 shares
Common stock, no par value - $1,000 stated value
Authorized - 300 shares
Issued and outstanding - 275 shares	274,546	274,546
Additional paid-in capital	25,969,249	25,969,249
Retained earnings	59,725,956	58,774,313
Accumulated other comprehensive loss	(5,669,296)	(827,008)

Total stockholders’ equity	80,300,455	84,191,100

Total liabilities and stockholders’ equity	$924,058,135	$876,928,194

See Notes to Condensed Consolidated Financial Statements	1

Salin Bancshares, Inc.

Condensed Consolidated Statements of Income

For the Nine Months Ended September 30, 2018 and 2017 (Unaudited)

	September 30,	September 30,
	2018	2017

Interest and Dividend Income
Loans receivable	$22,020,424	$19,968,176
Investment securities	3,870,526	3,156,929
Other	764,122	289,131

Total interest and dividend income	26,655,072	23,414,236

Interest Expense
Deposits	2,547,182	1,386,089
Borrowings	1,482,700	1,238,476

Total interest expense	4,029,882	2,624,565

Net Interest Income	22,625,190	20,789,671
Provision for loan losses	800,000	3,100,000

Net Interest Income After Provision for Loan Losses	21,825,190	17,689,671

Other Income
Fiduciary activities	875,286	1,015,843
Service charges on deposit accounts	2,061,803	2,402,914
Loan servicing fees, net of mortgage-servicing rights amortization	85,304	22,826
Net (loss) gain on real estate owned	(59,862)	219,482
Unrealized losses on trading securities - equity securities	(15,068)	3,196
Realized gains on investments (includes $0 and $79,386, respectively, related to accumulated other comprehensive income reclassification)	-	79,386
Net gains on loan sales	299,131	691,192
Credit card interchange income	1,607,583	1,537,097
Other real estate owned income	-	60,708
Other income	651,046	640,695

Total other income	5,505,223	6,673,339

Other Expenses
Salaries and employee benefits	11,140,700	11,304,418
Net occupancy expense	1,402,366	1,341,776
Equipment expense	1,987,711	1,908,635
Data processing expense	1,849,948	1,739,443
Telephone expense	445,561	456,887
Advertising	857,081	436,977
Professional fees	730,813	587,460
Postage and courier expense	288,549	319,610
FDIC assessment	204,516	202,963
ATM and interchange expense	625,845	570,932
Loan expense	198,672	261,044
Other real estate owned and repossession expense	58,651	100,320
Other expenses	1,558,357	1,470,862

Total other expenses	21,348,770	20,701,327

Net Income	5,981,643	3,661,683
Net loss attributable to noncontrolling interest	-	(5,864)

Net Income Attributable to SBI Stockholders	$5,981,643	$3,667,547

See Notes to Condensed Consolidated Financial Statements	2

Salin Bancshares, Inc.

Condensed Consolidated Statements of Comprehensive Income

For the Nine Months Ended September 30, 2018 and 2017 (Unaudited)

	September 30,	September 30,
	2018	2017

Net Income	$5,981,643	$3,661,683

Other Comprehensive Gain (Loss)
Unrealized gains (losses) on available-for-sale securities	(4,842,288)	2,623,058
Less: reclassification adjustment for realized gains included in net income	-	79,386
Unrealized loss on available-for-sale securities for which a portion of an other-than-temporary impairment has been recognized in income	-	(79,946)

	(4,842,288)	2,463,726

Comprehensive Income	1,139,355	6,125,409

Less: comprehensive loss attributable to non-controlling interest	-	(5,864)

Comprehensive Income Attributable to SBI Shareholders	$1,139,355	$6,131,273

See Notes to Condensed Consolidated Financial Statements	3

Salin Bancshares, Inc.

Condensed Consolidated Statements of Stockholders’ Equity

For the Year Ended December 31, 2017 and the

Nine Months Ended September 30, 2018 (Unaudited)

					Accumulated
	Common Stock		Additional		Other
	Shares		Paid-in	Retained	Comprehensive	Noncontrolling
	Outstanding	Amount	Capital	Earnings	Income (Loss)	Interest	Total

Balances, January 1, 2017	270	$270,000	$24,504,878	$57,078,652	$(1,393,300)	$1,476,486	$81,936,716

Net income				4,917,661		(7,569)	4,910,092
Other comprehensive income					566,292		566,292
Common stock issued in exchange for non-controlling interest	5	4,546	1,464,371			(1,468,917)	-
Dividends ($ 6,865 per share)				(3,222,000)			(3,222,000)

Balances, December 31, 2017	275	$274,546	$25,969,249	$58,774,313	$(827,008)	$-	$84,191,100

Net income				5,981,643			5,981,643
Other comprehensive loss					(4,842,288)		(4,842,288)
Dividends ($ 18,321 per share)				(5,030,000)			(5,030,000)

Balances, September 30, 2018	275	$274,546	$25,969,249	$59,725,956	$(5,669,296)	$-	$80,300,455

See Notes to Condensed Consolidated Financial Statements	4

Salin Bancshares, Inc.

Condensed Consolidated Statements of Cash Flows

For the Nine Months Ended September 30, 2018 and 2017 (Unaudited)

	September 30,	September 30,
	2018	2017

Operating Activities
Net income	$5,981,643	$3,661,683
Net loss attributable to noncontrolling interest	-	5,864

Net income attributable to SBI stockholders	5,981,643	3,667,547
Items not requiring (providing) cash
Provision for loan losses	800,000	3,100,000
Depreciation and amortization	1,376,751	1,422,647
Investment securities accretion, net	711,981	799,666
Capitalization of mortgage-servicing rights	(117,683)	(260,843)
Amortization of mortgage-servicing rights	243,391	259,917
Investment securities gains, net	-	(79,386)
Net gain on real estate owned	(62,379)	(219,482)
Net gain on disposal of fixed assets	(89,576)	-
Net change in
Loans held for sale	1,027,021	(1,019,315)
Interest receivable	(423,406)	181,931
Interest payable	423,183	(469)
Net change in trading securities	15,069	(3,196)
Net loss attributable to noncontrolling interest	-	(5,864)
Other adjustments	834,935	(814,581)

Net cash provided by operating activities	10,720,930	7,028,572

Investing Activities
Net change in interest-bearing time deposits	(2,006,000)	(8,000)
Purchases of securities available for sale	(90,588,220)	(31,985,017)
Maturities and paydowns from securities available for sale	28,101,381	31,250,027
Proceeds from the sale of available for sale securities	-	1,492,390
Maturities and paydowns from securities held to maturity	77,319	68,239
Net change in loans	14,918,264	(16,587,372)
Purchases of premises and equipment	(682,524)	(186,328)
Proceeds from sale of fixed assets	104,209	-
Proceeds from sale of real estate owned and repossessions	800,152	1,675,978

Net cash used in investing activities	(49,275,419)	(14,280,083)

Financing Activities
Net change in
Noninterest-bearing, interest-bearing demand and savings deposits	74,967,895	(36,599,482)
Certificates of deposit	3,069,966	(4,911,879)
Short-term borrowings	(26,128,663)	17,679,692
Repayment of long-term debt	(69,704)	(346,314)
Cash dividends	(5,030,000)	(2,968,000)

Net cash provided by (used in) financing activities	46,809,494	(27,145,983)

Net Change in Cash and Cash Equivalents	8,255,005	(34,397,494)

Cash and Cash Equivalents, Beginning of Year	40,684,545	56,817,141

Cash and Cash Equivalents, September 30, 2018 and 2017	$48,939,550	$22,419,647

Additional Cash Flows Information
Interest paid	$3,606,699	$2,625,034
Loans transferred to foreclosed real estate	73,100	-

See Notes to Condensed Consolidated Financial Statements	5

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

Note 1:     Nature of Operations and Basis of Presentation

Salin Bancshares, Inc. (SBI) and its wholly owned subsidiaries, Salin Bank and Trust Company (Bank) and Salin Nevada Insurance Company, Inc. (SNIC) (collectively, the “Company”), conform to accounting principles generally accepted in the United States of America and reporting practices followed by the banking industry.

SBI is a bank holding company whose principal activity is the ownership and management of the Bank. The Bank operates under a state bank charter and provides full banking services, including trust services. As a state bank, the Bank is subject to regulation by the Department of Financial Institutions, State of Indiana and the Federal Reserve Bank.

The Bank generates commercial, mortgage and consumer loans and receives deposits from customers located primarily in the Indiana counties of Allen, Bartholomew, Cass, Carroll, Grant, Howard, Johnson, Marion and Tippecanoe. The Bank’s loans are generally secured by specific items of collateral including real property, consumer assets and business assets.

SNIC was formed in Nevada as an insurance company to provide insurance to SBI and the Bank and to manage the Company’s insurance coverage. Prior to October 31, 2017, 49% of SNIC was owned by shareholders of SBI. On October 31, 2017, shares of SBI were exchanged for the non-controlling interest.

Basis of Presentation

The accompanying unaudited consolidated condensed financial statements were prepared in accordance with instructions for Article 10 of Regulation S-X and , therefore, do not include information or footnotes necessary for a complete presentation of financial position, results of operations, and cash flows in conformity with generally accepted accounting principles. Accordingly, these financial statements should be read in conjunction with the consolidated financial statements and notes thereto of the Company as of December 31, 2017 and 2016, included in this Form 8-K. However, in the opinion of management, all adjustments (consisting of only normal recurring accruals) which are necessary for a fair presentation of the financial statements have been included. The results of operations for the nine month periods ended September 30, 2018 and 2017, are not necessarily indicative of the results which may be expected for the entire year. The consolidated condensed balance sheet of the Company as of December 31, 2017 has been derived from the audited consolidated balance sheet of the Company as of that date.

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

Note 2:     Investment Securities

The amortized cost and approximate fair values, together with gross unrealized gains and losses of securities are as follows:

		September 30, 2018
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

Available for sale
U.S. Treasuries	$3,005	$-	$(46)	$2,959
Agencies	6,704	-	(128)	6,576
SBA CMO pools	6,572	-	(194)	6,378
State and municipals	61,990	31	(1,091)	60,930
Residential mortgage-backed and other amortizing securities:
Government-sponsored enterprises (GSE)	158,782	162	(4,506)	154,438
Equity securities	45	102	-	147

Total available for sale	237,098	295	(5,965)	231,428

Held to maturity
Residential mortgage-backed GSE	121	9	-	130

Total investment securities	$237,219	$304	$(5,965)	$231,558

		December 31, 2017
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

Available for sale
U.S. Treasuries	$3,005	$33	$-	$3,038
Agencies	1,930	-	(4)	1,926
SBA CMO pools	5,026	-	(85)	4,941
State and municipals	54,546	217	(397)	54,366
Residential mortgage-backed and other amortizing securities:
Government-sponsored enterprises (GSE)	110,825	437	(1,129)	110,133
Equity securities	45	101	-	146

Total available for sale	175,377	788	(1,615)	174,550

Held to maturity
Residential mortgage-backed GSE	144	14	-	158

Total investment securities	$175,521	$802	$(1,615)	$174,708

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

The amortized cost and fair value of securities available for sale and held to maturity at September 30, 2018, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Available for Sale		Held to Maturity
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value

Within one year	$6,084	$6,060	$-	$-
One to five years	32,822	32,304	-	-
Five to ten years	31,029	30,351	-	-
After ten years	1,764	1,750	-	-

	71,699	70,465	-	-
Residential mortgage-backed securities and other amortizing securities	158,782	154,438	121	130
SBA CMO pools	6,572	6,378
Equity securities	45	147

Totals	$237,098	$231,428	$121	$130

There were no gross gains or gross losses resulting from sales of available-for-sale securities for the nine months ended September 30, 2018. Gross gains of $79,000 and gross losses of $0 resulting from sales of available-for-sale securities were realized for the nine months ended September 30, 2017.

Securities with a carrying value of $52,352,000 and $61,961,000 were pledged at September 30, 2018 and December 31, 2017, respectively, to secure certain deposits and for other purposes as permitted or required by law.

Certain investments in debt securities are reported in the consolidated financial statements at an amount less than their historical cost. Total fair value of these investments at September 30, 2018 and December 31, 2017 was $219,109,000 and $120,647,000, which is approximately 95% and 69%, respectively, of the Company’s available-for-sale and held-to-maturity investment portfolio.

Except as discussed below, management believes the declines in fair value for these securities are temporary.

The following tables show the Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at September 30, 2018 and December 31, 2017.

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

			September 30, 2018
	Less Than		12 Months		Total
	12 Months		or More
Description of	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Securities	Value	Losses	Value	Losses	Value	Losses

Available for sale
U.S. Treasuries	$2,959	$(46)	$-	$-	$2,959	$(46)
Agencies	6,576	(128)	-	-	6,576	(128)
SBA CMO pools	1,997	(12)	4,382	(182)	6,379	(194)
State and municipals	44,908	(753)	10,032	(338)	54,940	(1,091)
Residential mortgage-backed and other amortizing securities:
GSE	102,867	(2,516)	45,388	(1,990)	148,255	(4,506)

Total temporarily impaired securities	$159,307	$(3,455)	$59,802	$(2,510)	$219,109	$(5,965)

			December 31, 2017
	Less Than		12 Months
	12 Months		or More		Total
Description of	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Securities	Value	Losses	Value	Losses	Value	Losses

Available for sale
U.S. Treasuries	$-	$-	$-	$-	$-	$-
Agencies	1,926	(4)	-	-	1,926	(4)
SBA CMO pools	-	-	4,941	(85)	4,941	(85)
State and municipals	25,430	(189)	9,519	(208)	34,949	(397)
Residential mortgage-backed and other amortizing securities:
GSE	44,447	(376)	34,384	(753)	78,831	(1,129)

Total temporarily impaired securities	$71,803	$(569)	$48,844	$(1,046)	$120,647	$(1,615)

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

Agencies and State and Municipals

The unrealized losses on the Company’s investments in agencies and state and municipal obligations were caused by interest rate increases. The contractual terms of those investments do not permit the issuer to settle the securities at a price less than the amortized cost bases of the investments. Because the Company does not intend to sell the investments and it is not more likely than not the Company will be required to sell the investments before recovery of their amortized cost bases, which may be maturity, the Company does not consider those investments to be other-than-temporarily impaired at September 30, 2018.

Residential Mortgage-Backed and Other Amortizing Securities:

GSE and SBA CMO Pools

The unrealized losses on the Company’s investment in residential mortgage-backed and other amortizing securities including SBA CMO pools were caused by interest rate changes. The Company expects to recover the amortized cost basis over the term of the securities. Because the decline in market value is attributable to changes in interest rates and not credit quality, and because the Company does not intend to sell the investments and it is not more likely than not the Company will be required to sell the investments before recovery of their amortized cost bases, which may be maturity, the Company does not consider those investments to be other-than-temporarily impaired at September 30, 2018.

Other-Than-Temporary Impairment

The Company routinely conducts periodic reviews to identify and evaluate each investment security to determine whether an other-than-temporary impairment has occurred. Economic models are used to determine whether an other-than-temporary impairment has occurred on these securities. While all securities are considered, the securities primarily impacted by other-than-temporary impairment testing are private-label mortgage-backed securities. For each private-label mortgage-backed security in the investment portfolio (all have been sold as of December 31, 2017), an extensive, regular review was conducted to determine if an other-than-temporary impairment has occurred if an other-than-temporary impairment has occurred. Various inputs to the economic models were used to determine if an unrealized loss is other than temporary. The most significant inputs were prepayment speed, default rate and severity of loss. Other inputs included the actual collateral attributes and trend data, which included collateral coverage, underlying credit scores, credit ratings and other performance indicators of the underlying asset.

To determine if the unrealized loss for private-label mortgage-backed securities was other than temporary, the Company projected total estimated defaults of the underlying assets (mortgages) and multiplies that calculated amount by an estimate of realizable value upon sale in the marketplace (severity) in order to determine the projected collateral loss. The Company also evaluated the current credit enhancement underlying the bond to determine the impact on cash flows. If the Company determined that a given mortgage-backed security position was subject to a write-down or loss, the Company recorded the expected credit loss as a charge to earnings.

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

Credit Losses Recognized on Investments

Certain debt securities have experienced fair value deterioration due to credit losses, as well as due to other market factors, but are not otherwise other than temporarily impaired.

The following table provides information about debt securities for which only a credit loss was recognized in income and other losses are recorded in other comprehensive loss.

	Accumulated Credit Losses
	September 30,	December 31,
	2018	2017

Credit losses on debt securities held
Beginning of year	$-	$832
Additions related to other-than-temporary losses not previously recognized	-	-
Reductions due to sales and maturities	-	(832)
Additions related to increases in previously recognized other-than-temporary losses	-	-

As of September 30, 2018 and December 31, 2017	$-	$-

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

Note 3:     Loans and Allowance

The Company’s loan and allowance policies are as follows:

Loans that management has the intent and ability to hold for the foreseeable future or until maturity or payoffs are reported at their outstanding principal balances adjusted for unearned income, charge-offs, the allowance for loan losses, any unamortized deferred fees or costs on originated loans and unamortized premiums or discounts on purchased loans.

For loans amortized at cost, interest income is accrued based on the unpaid principal balance. Loan origination fees, net of certain direct origination costs, as well as premiums and discounts, are deferred and amortized as a level yield adjustment over the respective term of the loan.

For all loan classes, the accrual of interest is discontinued at the time the loan is 90 days past due unless the credit is well-secured and in process of collection. Past due status is based on contractual terms of the loan. For all loan classes, the entire balance of the loan is considered past due if the minimum payment contractually required to be paid is not received by the contractual due date. For all loan classes, loans are placed on nonaccrual or charged off at an earlier date if collection of principal or interest is considered doubtful.

Management’s general practice is to proactively charge down loans individually evaluated for impairment to the fair value of the underlying collateral. Consistent with regulatory guidance, charge-offs on all loan segments are taken when specific loans, or portions thereof, are considered uncollectible. The Company’s policy is to promptly charge these loans off in the period the uncollectible loss is reasonably determined.

For all loan portfolio segments except residential and consumer loans, the Company promptly charges off loans, or portions thereof, when available information confirms that specific loans are uncollectible based on information that includes, but is not limited to, (1) the deteriorating financial condition of the borrower, (2) declining collateral values, and/or (3) legal action, including bankruptcy, that impairs the borrower’s ability to adequately meet its obligations. For impaired loans that are considered to be solely collateral dependent, a partial charge-off is recorded when a loss has been confirmed by an updated appraisal or other appropriate valuation of the collateral.

The Company charges off residential and consumer loans, or portions thereof, when the Company reasonably determines the amount of the loss. The Company adheres to timeframes established by applicable regulatory guidance, which provides for the charge-down of 1-4 family first and junior lien mortgages to the net realizable value, less costs to sell when the loan is 90 days past due, charge-off of unsecured open-end loans when the loan is 90 days past due, and charge down to the net realizable value when other secured loans are 90 days past due. Loans at these respective delinquency thresholds for which the Company can clearly document that the loan is both well-secured and in the process of collection, such that collection will occur regardless of delinquency status, need not be charged off.

For all loan classes, all interest accrued but not collected for loans that are placed on nonaccrual or charged off is reversed against interest income. The interest on these loans is accounted for on the cash-basis or cost-recovery method, until qualifying for return to accrual. Loans are returned to

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured. Nonaccrual loans are returned to accrual status when, in the opinion of management, the financial position of the borrower indicates there is no longer any reasonable doubt as to the timely collection of interest or principal. The Company requires a period of satisfactory performance of not less than six months before returning a nonaccrual loan to accrual status.

When cash payments are received on impaired loans in each loan class, the Company records the payment as interest income unless collection of the remaining recorded principal amount is doubtful, at which time payments are used to reduce the principal balance of the loan. Troubled debt restructured loans recognize interest income on an accrual basis at the renegotiated rate if the loan is in compliance with the modified terms, no principal reduction has been granted and the borrower has demonstrated the ability to perform in accordance with the renegotiated terms for a period of at least six months.

The allowance for loan losses is established as losses are estimated to have occurred through a provision for loan losses charged to income. Loan losses are charged against the allowance when management believes the uncollectability of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

The allowance for loan losses is evaluated on a regular basis by management and is based upon management’s periodic review of the collectability of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, estimated value of any underlying collateral and prevailing economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available.

The allowance consists of allocated and general components. The allocated component relates to loans that are classified as impaired. For those loans that are classified as impaired, an allowance is established when the discounted cash flows (or collateral value or observable market price) of the impaired loan is lower than the carrying value of that loan. The general component covers nonimpaired loans and is based on historical charge-off experience by segment. The historical loss experience is determined by portfolio segment and is based on the actual loss history experienced by the Company over the prior three years. Management believes the three-year historical loss experience methodology is appropriate in the current economic environment. Other adjustments (qualitative/environmental considerations) for each segment may be added to the allowance for each loan segment after an assessment of internal or external influences on credit quality that are not fully reflected in the historical loss or risk rating data.

A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value and the probability of collecting scheduled principal and interest payments when due based on the loan’s current payment status and the borrower’s financial condition including available sources of cash flows. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired.

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan-by-loan basis for nonhomogenous type loans such as commercial, nonowner residential and construction loans by either the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s obtainable market price or the fair value of the collateral if the loan is collateral dependent. For impaired loans where the Company utilizes the discounted cash flows to determine the level of impairment, the Company includes the entire change in the present value of cash flows as bad debt expense.

The fair values of collateral-dependent impaired loans are based on independent appraisals of the collateral. In general, the Company acquires an updated appraisal upon identification of impairment and annually thereafter for commercial, commercial real estate and multi-family loans. If the most recent appraisal is over a year old, and a new appraisal is not performed, due to lack of comparable values or other reasons, the existing appraisal is utilized and typically discounted 20% - 30% based on the age of the appraisal, condition of the subject property, and overall economic conditions. After determining the collateral value as described, the fair value is calculated based on the determined collateral value, less selling expenses. The potential for outdated appraisal values is considered in the determination of the allowance for loan losses through the analysis of various trends and conditions including the local economy, trends in charge-offs and delinquencies, etc. and the related qualitative adjustments assigned by the Company.

Segments of loans with similar risk characteristics are collectively evaluated for impairment based on the segment’s historical loss experience adjusted for changes in trends, conditions and other relevant factors that affect repayment of the loans. Accordingly, the Company does not separately identify individual consumer and residential loans for impairment measurements, unless such loans are the subject of a restructuring agreement due to financial difficulties of the borrower.

In the course of working with borrowers, the Company may choose to restructure the contractual terms of certain loans. In this scenario, the Company attempts to work-out an alternative payment schedule with the borrower in order to optimize collectability of the loan. Any loans that are modified are reviewed by the Company to identify if a troubled debt restructuring (“TDR”) has occurred, which is when, for economic or legal reasons related to a borrower’s financial difficulties, the Company grants a concession to the borrower that it would not otherwise consider. Terms may be modified to fit the ability of the borrower to repay in line with its current financial status and the restructuring of the loan may include the transfer of assets from the borrower to satisfy the debt, a modification of loan terms, or a combination of the two. If such efforts by the Company do not result in a satisfactory arrangement, the loan is referred to legal counsel, at which time foreclosure proceedings are initiated. At any time prior to a sale of the property at foreclosure, the Company may terminate foreclosure proceedings if the borrower is able to work-out a satisfactory payment plan.

It is the Company’s policy to have any restructured loans which are on nonaccrual status prior to being restructured remain on nonaccrual status until six months of satisfactory borrower performance at which time management would consider its return to accrual status. If a loan was

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

accruing at the time of restructuring, the Company reviews the loan to determine if it is appropriate to continue the accrual of interest on the restructured loan.

With regard to determination of the amount of the allowance for credit losses, troubled debt restructured loans are considered to be impaired. As a result, the determination of the amount of impaired loans for each portfolio segment within troubled debt restructurings is the same as detailed previously.

Classes of loans at September 30, 2018 and December 31, 2017, include:

	September 30,	December 31,
	2018	2017

Commercial and industrial loans	$111,234	$96,226
Commercial real estate
Construction	48,329	53,048
Other	182,664	204,742
Agricultural
Production financing and other loans to farmers	11,374	14,658
Farmland	12,639	11,892
Residential real estate
First mortages	135,933	131,343
Home equity and lines	87,412	93,769
Consumer
Motor vehicles	1,250	1,304
Other	12,764	11,615

	603,599	618,597
Allowance for losses	(8,342)	(7,549)

	$595,257	$611,048

The risk characteristics of each loan portfolio segment are as follows:

Commercial and Industrial

Commercial and industrial loans are primarily based on the identified cash flows of the borrower and secondarily on the underlying collateral provided by the borrower. The cash flows of borrowers, however, may not be as expected and the collateral securing these loans may fluctuate in value. Most commercial loans are secured by the assets being financed or other business assets, such as accounts receivable or inventory, and may include a personal guarantee. Short-term loans may be made on an unsecured basis. In the case of loans secured by accounts receivable, the availability of funds for the repayment of these loans may be substantially dependent on the ability of the borrower to collect amounts due from its customers.

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

Commercial Real Estate Including Construction

Commercial real estate loans are viewed primarily as cash flow loans and secondarily as loans secured by real estate. Commercial real estate lending typically involves higher loan principal amounts and the repayment of these loans is generally dependent on the successful operation of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be more adversely affected by conditions in the real estate markets or in the general economy. The characteristics of properties securing the Company’s commercial real estate portfolio are diverse, but with geographic location almost entirely in the Company’s market area. Management monitors and evaluates commercial real estate loans based on collateral, geography and risk grade criteria. In general, the Company avoids financing single purpose projects unless other underwriting factors are present to help mitigate risk. In addition, management tracks the level of owner-occupied commercial real estate versus nonowner-occupied loans.

Construction loans are underwritten utilizing feasibility studies, independent appraisal reviews and financial analysis of the developers and property owners. Construction loans are generally based on estimates of costs and value associated with the complete project. These estimates may be inaccurate. Construction loans often involve the disbursement of substantial funds with repayment substantially dependent on the success of the ultimate project. Sources of repayment for these types of loans may be pre-committed permanent loans from approved long-term lenders, sales of developed property or an interim loan commitment from the Company until permanent financing is obtained. These loans are closely monitored by on-site inspections and are considered to have higher risks than other real estate loans due to their ultimate repayment being sensitive to interest rate changes, governmental regulation of real property, general economic conditions and the availability of long-term financing.

Agricultural

Agricultural loans are generally comprised of seasonal operating lines to grain farmers to plant and harvest corn and soybeans and term loans to fund the purchase of equipment. Agricultural real estate loans are primarily comprised of loans for the purchase of farmland. Specific underwriting standards have been established for agricultural-related loans including the establishment of projections for each operating year based on industry developed estimates of farm input costs and expected commodity yields and prices. Operating lines are typically written for one year and secured by the crop and other farm assets as considered necessary. Loan-to-value ratios on loans secured by farmland generally do not exceed 70% and have amortization periods limited to twenty five years.

Residential and Consumer

Residential and consumer loans consist of two segments - residential mortgage loans and personal loans. For residential mortgage loans that are secured by 1-4 family residences and are generally owner-occupied, the Company generally establishes a maximum loan-to-value ratio and requires

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

private mortgage insurance if that ratio is exceeded. Home equity loans are typically secured by a subordinate interest in 1-4 family residences, and consumer personal loans are secured by consumer personal assets, such as automobiles or recreational vehicles. Some consumer personal loans are unsecured, such as small installment loans and certain lines of credit. Repayment of these loans is primarily dependent on the personal income of the borrowers, which can be impacted by economic conditions in their market areas, such as unemployment levels. Repayment can also be impacted by changes in property values on residential properties. Risk is mitigated by the fact that the loans are of smaller individual amounts and spread over a large number of borrowers.

The following presents, by portfolio segment, the activity in the allowance for loan losses for September 30, 2018 and 2017:

	September 30, 2018
		Commercial
	Commercial	Real Estate	Agricultural	Residential	Consumer	Total

Beginning Balance	$3,588	$1,829	$171	$1,768	$193	$7,549
Provision	288	(30)	65	289	188	800
Loans charged off	-	(21)	(9)	(88)	(149)	(267)
Recoveries	114	78	-	53	15	260

Ending Balance	$3,990	$1,856	$227	$2,022	$247	$8,342

	September 30, 2017
		Commercial
	Commercial	Real Estate	Agricultural	Residential	Consumer	Total

Beginning Balance	$3,359	$2,621	$229	$2,529	$220	$8,958
Provision	4,259	(664)	(65)	(563)	133	3,100
Loans charged off	(3,000)	-	-	(41)	(183)	(3,224)
Recoveries	27	14	-	52	16	109

Ending Balance	$4,645	$1,971	$164	$1,977	$186	$8,943

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

The following tables present the balance in the allowance for loan losses and the recorded investment in loans based on the portfolio segment and impairment method as of September 30, 2018 and December 31, 2017:

	September 30, 2018
		Commercial
	Commercial	Real Estate	Agricultural	Residential	Consumer	Total

Allowance Balances:
Individually evaluated for impairment	$1,745	$53	$-	$-	$-	$1,798

Collectively evaluated for impairment	2,245	1,803	227	2,022	247	6,544

Total allowance for loans losses	$3,990	$1,856	$227	$2,022	$247	$8,342

Loan Balances:
Individually evaluated for impairment	$2,576	$1,557	$764	$566	$2	$5,465

Collectively evaluated for impairment	108,658	229,436	23,249	222,779	14,012	598,134

Total loans	$111,234	$230,993	$24,013	$223,345	$14,014	$603,599

	December 31, 2017
		Commercial
	Commercial	Real Estate	Agricultural	Residential	Consumer	Total

Allowance Balances:
Individually evaluated for impairment	$1,700	$65	$-	$-	$-	$1,765

Collectively evaluated for impairment	1,888	1,764	171	1,768	193	5,784

Total allowance for loans losses	$3,588	$1,829	$171	$1,768	$193	$7,549

Loan Balances:
Individually evaluated for impairment	$3,834	$1,316	$-	$654	$-	$5,804

Collectively evaluated for impairment	92,392	256,474	26,550	224,458	12,919	612,793

Total loans	$96,226	$257,790	$26,550	$225,112	$12,919	$618,597

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

The following tables present the credit risk profile of the Company’s loan portfolio based on rating category and payment activity as of September 30, 2018 and December 31, 2017:

	September 30, 2018
		Special
	Pass (1-4)	Mention (5)	Substandard (6)	Doubtful (7)	Total

Commercial	108,559	$99	$2,576	$-	$111,234
Commercial real estate
Construction	48,329	-	-	-	48,329
Other	173,980	7,127	1,557	-	182,664
Agricultural
Production	10,808	-	566	-	11,374
Farmland	12,441	-	198	-	12,639
Residential real estate
First mortages	135,566	-	367	-	135,933
Home equity and lines	81,679	5,534	199	-	87,412
Consumer
Motor vehicles	1,250	-	-	-	1,250
Other	12,762	-	2	-	12,764

Total	$585,374	$12,760	$5,465	$-	$603,599

	December 31, 2017
		Special
	Pass (1-4)	Mention (5)	Substandard (6)	Doubtful (7)	Total

Commercial	92,410	$113	$3,703	$-	$96,226
Commercial real estate
Construction	53,048	-	-	-	53,048
Other	197,749	5,832	1,161	-	204,742
Agricultural
Production	14,077	581	-	-	14,658
Farmland	11,892	-	-	-	11,892
Residential real estate
First mortages	130,864	-	479	-	131,343
Home equity and lines	88,824	4,772	173	-	93,769
Consumer
Motor vehicles	1,304	-	-	-	1,304
Other	11,615	-	-	-	11,615

Total	$601,783	$11,298	$5,516	$-	$618,597

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

Internal Risk Categories

Loan grades are numbered 1 through 7. Grades 1 through 4 are considered satisfactory grades. The grade of 5, or Watch or Special Mention, represents loans of lower quality and is considered criticized. The grades of 6, or Substandard, and 7, or Doubtful, refer to assets that are classified. The use and application of these grades by the Company conform to the Company’s policy.

Prime (1) Loans are of superior quality with excellent credit strength and repayment ability proving a nominal credit risk.

Good (2) Loans are of above average credit strength and repayment ability providing only a minimal credit risk.

Satisfactory (3) Loans of reasonable credit strength and repayment ability proving an average credit risk due to one or more underlying weaknesses.

Acceptable (4) Loans of the lowest acceptable credit strength and weakened repayment ability providing a cautionary credit risk due to one or more underlying weaknesses. New borrowers are typically not underwritten within this classification.

Special Mention (5) A special mention loan has potential weaknesses that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or in the Company’s credit position at some future date. Special mention loans are not adversely classified and do not expose the Company to sufficient risk to warrant adverse classification. Ordinarily, special mention credits have characteristics which corrective management action would remedy.

Substandard (6) Loans are inadequately protected by the current sound worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified must have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected.

Doubtful (7) Loans classified as doubtful have all the weaknesses inherent in those classified Substandard with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of current known facts, conditions and values, highly questionable and improbable.

The Company evaluates the loan grading system definitions and allowance for loan loss methodology on an ongoing basis. No significant changes were made to either during the past year.

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

The following tables present the Company’s loan portfolio aging analysis as of September 30, 2018 and December 31, 2017:

	September 30, 2018
	30-59 Days	60-89 Days	Greater Than	Total		Total
	Past Due	Past Due	90 Days	Past Due	Current	Loans

Commercial	$-	$-	$2,380	2,380	$108,854	$111,234
Commercial real estate
Construction	-	-	-	-	48,329	48,329
Other	-	156	237	393	182,271	182,664
Agricultural
Production	-	-	566	566	10,808	11,374
Farmland	-	-	-	-	12,639	12,639
Residential real estate
First mortages	-	-	236	236	135,697	135,933
Home equity and lines	41	-	-	41	87,371	87,412
Consumer
Motor vehicles	-	-	-	-	1,250	1,250
Other	44	9	37	90	12,674	12,764

Total	$85	$165	$3,456	$3,706	$599,893	$603,599

	December 31, 2017
	30-59 Days	60-89 Days	Greater Than	Total		Total
	Past Due	Past Due	90 Days	Past Due	Current	Loans

Commercial	$-	$-	$1,135	$1,135	$95,091	$96,226
Commercial real estate
Construction	-	-	-	-	53,048	53,048
Other	170	60	88	318	204,424	204,742
Agricultural
Production	-	581	-	581	14,077	14,658
Farmland	-	-	-	-	11,892	11,892
Residential real estate
First mortages	263	151	353	767	130,576	131,343
Home equity and lines	13	-	144	157	93,612	93,769
Consumer
Motor vehicles	-	-	-	-	1,304	1,304
Other	90	-	31	121	11,494	11,615

Total	$536	$792	$1,751	$3,079	$615,518	$618,597

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

The following table presents accruing loans delinquent 90 days and nonaccrual loans as of September 30, 2018 and December 31, 2017:

	September 30, 2018		December 31, 2017
	Loans > 90		Loans > 90
	Days and	Nonaccrual	Days and	Nonaccrual
	Accruing	Loans	Accruing	Loans

Commercial	$-	$2,380	$-	$3,703
Commercial real estate
Construction	-	-	-	-
Other	-	1,224	-	1,161
Agricultural
Production	-	566	-	-
Farmland	-	-	-	-
Residential real estate
First mortages	-	367	44	479
Home equity and lines	-	206	112	173
Consumer
Motor vehicles	-	-	-	-
Other	37	2	31	-

Total	$37	$4,745	$187	$5,516

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

The following tables present impaired loans as of and for the nine months ended September 30, 2018 and year ended December 31, 2017:

				Nine Months Ended
	September 30, 2018			September 30, 2018
				Average
		Unpaid		Investment	Interest
	Recorded	Principal	Specific	in Impaired	Income
	Balance	Balance	Allowance	Loans	Recognized

Impaired loans without a specific valuation allowance:
Commercial	$196	$196	$-	$113	$15
Commercial real estate
Construction	-	-	-	-	-
Other	1,504	2,819	-	1,436	31
Agricultural
Production	566	566	-	427	3
Farmland	198	198	-	50	8
Residential real estate
First mortages	367	509	-	423	-
Home equity and lines	199	260	-	165	3
Consumer
Motor vehicles	-	-	-	-	-
Other	2	2	-	1	-

Total impaired loans with no related specific reserve	3,032	4,550	-	2,615	60

Impaired loans with a specific valuation allowance:
Commercial	$2,380	$7,664	$1,745	$2,807	$-
Commercial real estate
Construction	-	-	-	-	-
Other	53	165	53	59	-
Agricultural
Production	-	-	-	-	-
Farmland	-	-	-	-	-
Residential real estate
First mortages	-	-	-	-	-
Home equity and lines	-	-	-	-	-
Consumer
Motor vehicles	-	-	-	-	-
Other	-	-	-	-	-

Total impaired loans with an allowance recorded	2,433	7,829	1,798	2,866	-

Total impaired loans	$5,465	$12,379	$1,798	$5,481	$60

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

				Nine Months Ended
	December 31, 2017			September 30, 2017
				Average
		Unpaid		Investment	Interest
	Recorded	Principal	Specific	in Impaired	Income
	Balance	Balance	Allowance	Loans	Recognized

Impaired loans without a specific valuation allowance:
Commercial	$131	$194	$-	$380	$4
Commercial real estate
Construction	-	-	-	-	-
Other	1,251	2,485	-	1,335	63
Agricultural
Production	-	-	-	-	-
Farmland	-	-	-	-	-
Residential real estate
First mortages	478	592	-	262	-
Home equity and lines	176	277	-	391	3
Consumer
Motor vehicles	-	-	-	-	-
Other	-	-	-	-	-

Total impaired loans with no related specific reserve	2,036	3,548	-	2,368	70

Impaired loans with a specific valuation allowance:
Commercial	$3,703	$8,960	$1,700	$7,320	$117
Commercial real estate
Construction	-	-	-	-	-
Other	65	167	65	95	-
Agricultural
Production	-	-	-	-	-
Farmland	-	-	-	-	-
Residential real estate
First mortages	-	-	-	-	-
Home equity and lines	-	-	-	-	-
Consumer
Motor vehicles	-	-	-	-	-
Other	-	-	-	-	-

Total impaired loans with an allowance recorded	3,768	9,127	1,765	7,415	117

Total impaired loans	$5,804	$12,675	$1,765	$9,783	$187

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

Interest income on loans individually classified as impaired is recognized on a cash basis after all past due and current principal payments have been made.

There were no newly classified troubled debt restructurings during the nine months ended September 30, 2018 and 2017.

For the nine months ended September 30, 2018 and 2017, there were no troubled debt restructurings modified in the past 12 months that subsequently defaulted.

At September 30, 2018, the Company held residential real estate held for sale as a result of foreclosure totaling $83,000 and real estate in process of foreclosure of $0. At December 31, 2017, the Company held residential real estate held for sale as a result of foreclosure totaling $11,000 and real estate in process of foreclosure of $88,000.

Note 4:     Regulatory Capital

The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Company’s consolidated financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of assets, liabilities and certain off-balance-sheet items as calculated under regulatory accounting practices. The capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Quantitative measures established by regulatory capital standards to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital (as defined) to risk-weighted assets (as defined), common equity Tier I capital (as defined) to total risk-weighted assets (as defined), and of Tier I capital (as defined) to average assets (as defined). Management believes, as of September 30, 2018, that the Bank met all capital adequacy requirements to which it is subject.

As of September 30, 2018, the most recent notification from the Federal Reserve Bank and the Indiana Department of Financial Institutions categorized the Bank as well-capitalized under the regulatory framework for prompt corrective action. There are no conditions or events since that notification that management believes have changed the Bank’s category.

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

The actual and required capital amounts and ratios for the Bank are as follows:

			Required for		To Be Well
	Actual		Adequate Capital [1]		Capitalized [1]
	Amount	Ratio	Amount	Ratio	Amount	Ratio

As of September 30, 2018
Total capital [1] (to risk-weighted assets)
Bank	$104,387	15.3%	$54,613	8.0%	$68,266	10.0%
Tier I capital [1] (to risk-weighted assets)
Bank	96,045	14.1	$40,960	6.0	$54,613	8.0
Common Equity Tier I capital (to risk-weighted assets)
Bank	96,045	14.1	$30,720	4.5	$44,373	6.5
Tier I capital [1] (to average assets)
Bank	96,045	10.4	$36,838	4.0	$46,048	5.0

1 As defined by regulatory agencies

			Required for		To Be Well
	Actual		Adequate Capital [1]		Capitalized [1]
	Amount	Ratio	Amount	Ratio	Amount	Ratio

As of December 31, 2017
Total capital [1] (to risk-weighted assets)
Bank	$100,774	14.5%	$55,421	8.0%	$69,276	10.0%
Tier I capital [1] (to risk-weighted assets)
Bank	93,225	13.5	$41,566	6.0	$55,421	8.0
Common Equity Tier I capital (to risk-weighted assets)
Bank	93,225	13.5	$31,174	4.5	$45,029	6.5
Tier I capital [1] (to average assets)
Bank	93,225	10.9	$34,275	4.0	$42,843	5.0

1 As defined by regulatory agencies

The above minimum capital requirements exclude the capital conservation buffer required to avoid limitations on capital distributions, including dividend payments and certain discretionary bonus payments to executive officers. The capital conservation buffer is being phased in from 0.0% for 2016 to 2.50% by 2019. The capital conservation buffer was 1.875% at September 30, 2018. The net unrealized gain or loss on available-for-sale securities is not included in computing regulatory capital.

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

Note 5:     Disclosures About Fair Value of Financial Instruments

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements must maximize the use of observable inputs and minimize the use of unobservable inputs. There is a hierarchy of three levels of inputs that may be used to measure fair value:

Level 1	Quoted prices in active markets for identical assets or liabilities

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities

Level 3	Unobservable inputs supported by little or no market activity and are significant to the fair value of the assets or liabilities

Following is a description of the valuation methodologies and inputs used for assets and liabilities measured at fair value on a recurring basis and recognized in the accompanying consolidated balance sheets, as well as the general classification of such assets and liabilities pursuant to the valuation hierarchy.

Trading and Available-for-Sale Securities

Where quoted market prices are available in an active market, securities are classified within Level 1 of the valuation hierarchy. Level 1 securities include equity securities. If quoted market prices are not available, then fair values are estimated by using pricing models, quoted prices of securities with similar characteristics or discounted cash flows. Level 2 securities include mortgage-backed securities and municipal obligations. Matrix pricing is a mathematical technique widely used in the banking industry to value investment securities without relying exclusively on quoted prices for specific investment securities but rather relying on the investment securities’ relationship to other benchmark quoted investment securities. In certain cases where Level 1 or Level 2 inputs are not available, securities are classified within Level 3 of the hierarchy.

The Company does not have any Level 3 securities. The following tables present the fair value measurements of assets recognized in the accompanying consolidated balance sheets measured at fair value on a recurring basis and the level within the fair value hierarchy in which the fair value measurements fall at September 30, 2018 and December 31, 2017:

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

		September 30, 2018 Fair Value Measurements Using
	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Trading securities - equity	$466	$466	$-	$-

U.S. Teasuries	$2,959	$2,959	$-	$-
Agencies	6,576	-	6,576	-
SBA CMO pools	6,378	-	6,378	-
State and municipals	60,930	-	60,930	-
Residential mortgage-backed and other amortizing securities:
GSE	154,438	-	154,438	-
Private-label	-	-	-	-
Equity securities	147	147	-	-

Total available-for-sale securities	$231,428	$3,106	$228,322	$-

		December 31, 2017 Fair Value Measurements Using
	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Trading securities - equity	$481	$481	$-	$-

U.S. Teasuries	$3,038	$3,038	$-	$-
Agencies	$1,926	-	1,926	-
SBA CMO pools	$4,941	-	4,941	-
State and municipals	$54,366	-	54,366	-
Residential mortgage-backed and other amortizing securities:
GSE	$110,133	-	110,133	-
Private-label	-	-	-	-
Equity securities	146	146	-	-

Total available-for-sale securities	$174,550	$3,184	$171,366	$-

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

Following is a description of the valuation methodologies and inputs used for assets measured at fair value on a nonrecurring basis and recognized in the accompanying consolidated balance sheets, as well as the general classification of such assets pursuant to the valuation hierarchy.

Collateral-Dependent Impaired Loans, Net of ALLL

The estimated fair value of collateral-dependent impaired loans is based on the appraised fair value of the collateral, less estimated cost to sell. Collateral-dependent impaired loans are classified within Level 3 of the fair value hierarchy.

The Company considers the appraisal or evaluation as the starting point for determining fair value and then considers other factors and events in the environment that may affect the fair value. Appraisals of the collateral underlying collateral-dependent loans are obtained when the loan is determined to be collateral-dependent and subsequently as deemed necessary by the CFO. Appraisals are reviewed for accuracy and consistency by the CFO. Appraisers are selected from the list of approved appraisers maintained by management. The appraised values are reduced by discounts to consider lack of marketability and estimated cost to sell if repayment or satisfaction of the loan is dependent on the sale of the collateral. These discounts and estimates are developed by the CFO by comparison to historical results.

Other Real Estate Owned and Other Bank Owned Property

The estimated fair value of other real estate and other bank owned properties is based on the appraised fair value of the properties, less estimated cost to sell. Other real estate and other bank owned properties are classified within Level 3 of the fair value hierarchy.

The Company considers the appraisal as the starting point for determining fair value and then considers other factors and events in the environment that may affect the fair value. Appraisals are reviewed for accuracy and consistency by the CFO. Appraisers are selected from the list of approved appraisers maintained by management. The appraised values are reduced by discounts to consider lack of marketability and estimated cost to sell.

The following table presents the fair value measurement of assets recognized in the accompanying consolidated balance sheets measured at fair value on a nonrecurring basis and the level within the fair value hierarchy in which the fair value measurements fall at September 30, 2018 and December 31, 2017:

		Fair Value Measurements Using
	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

September 30, 2018
Impaired loans - collateral dependent	$223	$-	$-	$223
Other real estate	364	-	-	364
December 31, 2017
Impaired loans - collateral dependent	$2,728	$-	$-	$2,728
Other real estate	730	-	-	730

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

Unobservable (Level 3) Inputs

The following table presents quantitative information about unobservable inputs used in nonrecurring Level 3 fair value measurements.

	Fair Value	Valuation Technique	Unobservable Inputs	Weighted- Average

September 30, 2018

Impaired loans - collateral dependent	$223	Independent appraisals	Marketability discount	29.5%

Other real estate	364	Independent appraisals	Marketability discount	35.0%

December 31, 2017

Impaired loans - collateral dependent	$2,728	Independent appraisals	Marketability discount	48.5%

Other real estate	730	Independent appraisals	Marketability discount	40.4%

The following methods and assumptions were used to estimate the fair value of each class of financial instrument recognized in the accompanying consolidated balance sheets at amounts other than fair value:

Cash and Cash Equivalents - The fair value of cash and cash equivalents approximates carrying value.

Interest-Bearing Time Deposits – The fair value of interest-bearing time deposits approximates carrying value.

Held-to-Maturity Securities - The fair value of held-to-maturity securities is based on quoted market prices, if available. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Loans - For both short-term loans and variable-rate loans that reprice frequently and with no significant change in credit risk, fair values are based on carrying values. The fair values for certain mortgage loans, including one-to-four family residential, are based on quoted market prices of similar loans sold in conjunction with securitization transactions, adjusted for differences in loan characteristics. The fair value for other loans is estimated using discounted cash flow analyses using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality.

FRB and FHLB Stock - Fair value of FRB and FHLB stock is based on the price at which it may be resold to the FRB and FHLB.

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

Interest Receivable/Payable - The fair values of interest receivable/payable approximate carrying values.

Deposits - The fair values of noninterest-bearing, interest-bearing demand and savings accounts are equal to the amount payable on demand at the balance sheet date. The carrying amounts for variable rate, fixed-term certificates of deposit approximate their fair values at the balance sheet date. Fair values for fixed-rate certificates of deposit are estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates to a schedule of aggregated expected monthly maturities on such time deposits.

Borrowings - The rates on short-term borrowings at September 30, 2018 and December 31, 2017, approximate market rates, thus the fair value approximates carrying value. The fair value of other borrowings is estimated using a discounted cash flow calculation, based on current rates for similar debt.

Off-Balance Sheet Commitments - Commitments include commitments to purchase and originate mortgage loans, commitments to sell mortgage loans, and standby letters of credit and are generally of a short-term nature. The fair value of such commitments is based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties’ credit standing. The fair value of such commitments was not material at September 30, 2018 and December 31, 2017.

The estimated fair values of the Company’s financial instruments are as follows:

		September 30, 2018
		Fair Value
	Carrying Amount	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Assets
Cash and cash equivalents	$48,940	$48,940	$-	$-
Interest-bearing time deposits	6,403	-	6,403	-
Investment securities held to maturity	121	-	130	-
Loans and loans held for sale, net	595,744	-	-	592,114
Stock in FRB and FHLB	3,571	-	3,571	-
Interest receivable	3,289	-	3,289	-

Liabilities
Deposits	747,287	678,681	69,133	-
Borrowings	92,416		92,564	-
Interest payable	640		640	-

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

		December 31, 2017
		Fair Value
	Carrying Amount	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Assets
Cash and cash equivalents	$40,685	$40,685	$-	$-
Interest-bearing time deposits	4,397		4,397	-
Investment securities held to maturity	144	-	158	-
Loans and loans held for sale, net	612,562	-	-	615,171
Stock in FRB and FHLB	3,571	-	3,571	-
Interest receivable	2,866	-	2,866	-

Liabilities
Deposits	669,249	603,607	65,710	-
Borrowings	118,614	-	118,976	-
Interest payable	217	-	217	-

Note 6: Commitments and Contingent Liabilities

The Company is subject to claims and lawsuits which arise primarily in the ordinary course of business. It is the opinion of management that the disposition or ultimate resolution of such claims and lawsuits will not have a material adverse effect on the consolidated financial position of the Company.

Note 7: Recent Accounting Pronouncements

The Company is a not public business entity and has therefore not adopted certain Accounting Standards Updates (ASU) that were effective for public companies for 2018. Management has evaluated the impact of not adopting the ASUs that were effective for public companies for 2018 and determined the impact on the 2018 interim financial statements to be immaterial.

FASB ASU 2014-09, Revenue from Contracts with Customers

In May 2014, the Financial Accounting Standards Board (the “FASB”) issued ASU 2014-09, “Revenue from Contracts with Customers,” which requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. The ASU will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective. In March 2016 the FASB issued ASU 2016-08, “Principal versus Agent Considerations (Reporting Revenue Gross versus Net),” which clarifies the guidance in determining revenue recognition as principal versus agent. In April 2016, the FASB issued ASU 2016-10, “Identifying Performance Obligations and Licensing,” which provides guidance in accounting for immaterial

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

performance obligations and shipping and handling. In May 2016, the FASB issued ASU 2016-12, “Narrow-Scope Improvements and Practical Expedients,” which provides clarification on assessing the collectability criterion, presentation of sales taxes, measurement date for noncash consideration and completed contracts at transition. This ASU also provides a practical expedient for contract modifications.

For public companies, these amendments were effective for annual and interim reporting periods beginning after December 15, 2017. The Company’s revenue is primarily comprised of net interest income on financial assets and financial liabilities, which is explicitly excluded from the scope of ASU 2014-09.The Company has evaluated the impact of adopting ASU 2014-09, and does not expect the impact to have a material impact on the Company’s financial position or results of operation upon adoption.

FASB ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB issued ASU 2016-01, “Recognition and Measurement of Financial Assets and Financial Liabilities.” For public business entities, the amendments in this update include the elimination of the requirement to disclose the method(s) and significant assumptions used to estimate fair value that is required to be disclosed for financial instruments measured at amortized cost on the balance sheet, the requirement to use the exit price notion when measuring fair value of financial instruments for disclosure purposes, the requirement to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments, the requirement for separate presentation of financial assets and financial liabilities by measurement category and form of financial asset (that is, securities or loans and receivables) on the balance sheet or accompanying notes to the financial statements, and the amendments clarify that an entity should evaluate the need for a valuation allowance on a deferred tax asset related to available-for-sale securities in combination with the entity’s other deferred tax assets. An entity should apply the amendments to this update by means of a cumulative-effect adjustment to the balance sheet as of the beginning of the fiscal year of adoption.

For public companies, the amendments in this update were effective for fiscal year, and interim periods within those fiscal years beginning after December 15, 2017. Early adoption of the amendments in the update is not permitted, except that early application by public business entities to financial statements of fiscal years or interim periods that have not yet been issued or, by all other entities, that have not yet been made available for issuance, are permitted as of the beginning of the fiscal year of adoption for the following amendment: An entity should present separately in other comprehensive income the portion of the total change in the fair value of a liability at fair value in accordance with the fair value option for financial instruments. An entity should apply the amendments to this update by means of a cumulative-effect adjustment to the balance sheet as of the beginning of the fiscal year of adoption. The Company has evaluated the impact of adopting ASU 2016-01, and does not expect the impact to have a material impact on the Company’s financial position or results of operation upon adoption.

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

FASB ASU 2016-02, Leases

In February 2016, the FASB issued ASU 2016-02, “Leases.” Under the new guidance, lessees will be required to recognize the following for all leases (with the exception of short-term leases) at the commencement date:

●	A lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis; and
●	A right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term.

Under the new guidance, lessor accounting is largely unchanged. Certain targeted improvements were made to align, where necessary, lessor accounting with the lessee accounting model and Topic 606, “Revenue from Contracts with Customers.” The new lease guidance simplified the accounting for sale and leaseback transactions primarily because lessees must recognize lease assets and lease liabilities. Lessees will no longer be provided with a source of off-balance sheet financing. Lessees (for capital and operating leases) and lessors (for sales-type, direct financing, and operating leases) must apply a modified retrospective transition approach for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements. The modified retrospective approach would not require any transition accounting for leases that expired before the earliest comparative period presented. Lessees and lessors may not apply a full retrospective transition approach.

The amendments in ASU 2016-02 are effective for public companies beginning after December 15, 2018, including interim periods therein. Management is in the process of gathering documentation on current lease agreements to assess the impact of adopting this guidance on the Company’s financial statements, but its impact is not expected to be material.

FASB ASU 2016-13, Financial Instruments—Credit Losses

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments—Credit Losses”. The amendments in this ASU replace the incurred loss model with a methodology that reflects expected credit losses over the life of the loan and requires consideration of a broader range of reasonable and supportable information to calculate credit loss estimates. ASU 2016-13 replaces the incurred loss impairment methodology with a new methodology that reflects expected credit losses over the lives of the loans and requires consideration of a broader range of information to inform credit loss estimates. The ASU requires an organization to estimate all expected credit losses for financial assets measured at amortized cost, including loans and held-to-maturity debt securities, based on historical experience, current conditions, and reasonable and supportable forecasts. Additional disclosures are required.

For public companies, ASU 2016-13 is effective, for annual and interim periods beginning after December 15, 2019.The Company has established a committee that is developing a project plan to review modeling data currently available and technology needed to ensure compliance of this standard. While the Company generally expects to recognize a one-time cumulative effect adjustment to the allowance for loan losses as of the beginning of the first reporting period in which the new standard is effective, the Company cannot yet determine the magnitude of any such one-time adjustment or the overall impact of the new guidance on the Company’s consolidated financial

Salin Bancshares, Inc.

Notes to Condensed Consolidated Financial Statements

September 30, 2018 (Unaudited) and December 31, 2017

Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(Table Dollar Amounts in Thousands)

statements. Management continues to expect that the implementation of this ASU may increase the balance of the allowance for loan losses and is continuing to evaluate the potential impact on the Company’s financial position and results of operations.

FASB ASU 2017-08, Premium Amortization on Purchased Callable Debt

In March 2017, the FASB issued ASU 2017-08, “Premium Amortization on Purchased Callable Debt.” This ASU applies to all entities that hold investments in callable debt securities that have an amortized cost basis in excess of the amount that is repayable by the issuer at the earliest call date (that is, at a premium). The ASU requires the premium to be amortized to the earliest call date, not the maturity date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity.

For public companies, ASU 2017-08 for annual and interim periods beginning after December 15, 2019. Early adoption is permitted. Management is still in the process of evaluating the impact of adopting this guidance, but does not expect the ASU to have a material effect on the Company’s financial position or results of operations.

Note 8: Subsequent Events

Merger Agreement

On October 29, 2018, the Company and Horizon Bancorp, Inc. (“Horizon”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Company will be merged with an into Horizon (the “Merger”). Simultaneously with the Merger, the Bank will merge with and into Horizon Bank, a wholly owned subsidiary of Horizon.

The boards of directors of the Company and Horizon have approved the Merger and the Merger Agreement. Subject to the approval of the Merger by the Company’s shareholders, regulatory approvals and other closing conditions, the parties anticipate completing the Merger during the first quarter of 2019.

In connection with the Merger, the Company’s shareholders will receive fixed consideration of 23,907.5 shares of Horizon common stock and $87,417.17 in cash for each share of the Company’s common stock.

The Merger Agreement also provides for certain termination rights for both the Company and Horizon, and further provides that upon termination of the Merger Agreement under certain circumstances, the Company will be obligated to pay Horizon a termination fee of $9,600,000.

VISA Class B Stock

On November 30, 2018, the Bank sold 4,356 shares of Class B VISA stock with no cost basis for a gain of $624,000. Since there is no established market or market values available for Class B VISA stock, the stock was not reflected in the September 30, 2018 and December 31, 2017 financial statements.